UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 15, 2021

CONDUENT INCORPORATED

(Exact name of registrant as specified in its charter)

New York	001-37817	81-2983623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Suite 200

Florham Park, New Jersey 07932

(Address of principal executive offices and zip code)

(844) 663-2638

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNDT	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01.	Entry into a Material Definitive Agreement

On October 15, 2021 (the “Closing Date”), Conduent Incorporated (“Conduent” and, together with its consolidated subsidiaries, the “Company”) Conduent Business Services, LLC (“CBS” or the “Lead Borrower”) and Conduent State & Local Solutions, Inc. (“CSLS”) completed the private offering of $520 million aggregate principal amount of their 6.00% Senior Secured Notes due 2029 (the “Notes”) and closed on first lien senior secured credit facilities (the “Senior Secured Credit Facilities”) consisting of (a) a term A loan facility in an aggregate principal amount of $265 million (the “Term Loan A Facility”), (b) a term B loan facility in an aggregate principal amount of $515 million (the “Term Loan B Facility”) and (c) a revolving loan facility providing up to $550 million (the “Revolving Credit Facility”). On the Closing Date, the Company borrowed $100 million under the Revolving Credit Facility and had $20 million of outstanding letters of credit under the Revolving Credit Facility, leaving $430 million available for borrowing.

The net proceeds of the Notes and the Senior Secured Credit Facilities were used to refinance entirely the senior secured credit agreement, dated as of December 7, 2016, among Conduent, CBS, Conduent Finance, Inc., Affiliated Computer Services International B.V., a private limited company organized under the laws of the Netherlands (the “Dutch Borrower”), the lenders party thereto and JP Morgan Chase Bank, N.A., as the administrative agent (the “Prior Credit Agreement”) and to pay related fees and expenses.

The Senior Secured Credit Facilities

The Senior Secured Credit Facilities are governed by a Credit Agreement, dated as of October 15, 2021, among CBS, CSLS, the Dutch Borrower, Conduent (as a parent guarantor), other guarantors party thereto, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and an L/C Issuer and the lenders party thereto (the “Senior Secured Credit Agreement”). The summary of the terms of the Senior Secured Credit Agreement contained in this current report on Form 8-K is qualified in its entirety by reference to the terms of the Senior Secured Credit Agreement, a copy of which will be filed with Conduent’s quarterly report on Form 10-Q for the quarter ending September 30, 2021.

CBS, CSLS, and, with respect to only the Revolving Credit Facility and the Term Loan A Facility, the Dutch Borrower, are the borrowers under the Senior Secured Credit Facilities. Where the context requires, the term “Borrowers” should be read to refer to the borrowers under each relevant Senior Secured Credit Facility.

The Revolving Credit Facility includes a $300 million subfacility for letters of credit and a subfacility for short-term borrowings referred to as swing line borrowings. In addition, the Senior Secured Credit Agreement will provide that the Borrowers will have the right at any time, subject to customary conditions, to request incremental loans or incremental revolving credit commitments in an aggregate principal amount of up to (a) the greater of (1) $300 million and (2) 50% of LTM Consolidated EBITDA (as defined in the Senior Secured Credit Agreement) plus (b) an amount equal to all voluntary prepayments, repurchases and redemptions of the term loans under the Senior Secured Credit Agreement and certain other indebtedness plus (c) an additional unlimited amount based on compliance with various leverage ratios. The lenders under the Senior Secured Credit Facilities will not be under any obligation to provide any such incremental loans or commitments, and any such addition of or increase in loans will be subject to certain customary conditions precedent and other provisions.

Interest rate and fees

Borrowings under the Term Loan A Facility, the Term Loan B Facility and the Revolving Credit Facility are expected to bear interest, at the Borrowers’ option, at a rate per annum equal to an applicable margin over a base rate or a Eurocurrency rate, depending on the type of loan.

The applicable margin for the Term Loan A Facility and the Revolving Credit Facility for Eurocurrency loans will range from 1.75% to 2.75% per annum, depending on the Consolidated First Lien Net Leverage Ratio and for base rate loans will range from 0.75% to 1.75% per annum. The applicable margin for the Term Loan B Facility for Eurocurrency loans will be 4.25% per annum and for base rate loans will be 3.25% per annum.

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Prepayments

The Senior Secured Credit Agreement contains customary mandatory prepayment requirements, including with respect to excess cash flow, asset sale proceeds and proceeds from certain incurrences of indebtedness.

The Borrowers may voluntarily repay outstanding loans under the Senior Secured Credit Facilities at any time without premium or penalty, other than customary breakage costs with respect to Eurocurrency loans; provided, however, that they expect that any voluntary prepayment, refinancing or repricing of the term loans under the Term Loan B Facility in connection with certain repricing transactions that occur prior to the six-month anniversary of the closing of the Senior Secured Credit Facilities shall be subject to a premium of 1.00% of the principal amount of the term loans so prepaid, refinanced or repriced.

Amortization and maturity

The term loans under the Term Loan A Facility will amortize in equal quarterly installments in an aggregate annual amount equal to 5.00% of the original principal amount of such term loans, with the balance being payable on the date that is five years after the Closing Date.

The term loans under the Term Loan B Facility will amortize in equal quarterly installments in an aggregate annual amount equal to 1.00% of the original principal amount of such term loans, with the balance being payable on the date that is seven years after the Closing Date.

The Revolving Credit Facility will mature five years after the Closing Date.

Guarantees and security

All of the obligations under the Senior Secured Credit Agreement are unconditionally guaranteed by Conduent, the Borrowers (other than the Dutch Borrower) (with respect to hedge agreements, cash management arrangements and bilateral letter of credit facilities not entered into by any such Borrower) and are guaranteed by each of the existing direct and indirect material wholly owned domestic restricted subsidiaries of the Borrowers (other than the Dutch Borrower) as of the Closing Date. Such obligations will be guaranteed by each subsequently acquired or organized direct and indirect material wholly owned domestic restricted subsidiary of the Borrowers (other than the Dutch Borrower), with customary exceptions including, among other things, where providing such guarantees is not permitted by law, regulation or contract or would result in material adverse tax consequences.

All obligations under the Senior Secured Credit Agreement are secured, subject to permitted liens and other exceptions, by: (i) a perfected first-priority pledge of all the equity interests of the Lead Borrower and each wholly owned material restricted subsidiary of the Lead Borrower that is directly held by the Borrowers (other than the Dutch Borrower) or a subsidiary guarantor (limited, with respect to equity interests, to 65% of the voting power issued by first-tier foreign subsidiaries that are CFCs or FSHCOs, as defined under such facilities and in such agreements) and (ii) perfected first-priority (a) security interests in substantially all tangible and intangible personal property of the Borrowers (other than the Dutch Borrower) and the subsidiary guarantors and (b) mortgages on material fee-owned real property of the Borrowers (other than the Dutch Borrower) and the subsidiary guarantors in excess of a specified value (subject to certain other exclusions) (collectively, the “Senior Secured Credit Agreement Liens”). Collectively, the assets subject to the Senior Secured Credit Agreement Liens are referred to as the “Collateral”. The Senior Secured Credit Agreement Liens rank pari passu with the Note Liens (as defined below) pursuant to a customary Intercreditor Agreement.

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Certain covenants and events of default

The Senior Secured Credit Agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, the Borrowers’ ability and the ability of the Lead Borrower’s restricted subsidiaries to incur additional indebtedness and guarantee indebtedness, create or incur liens, make fundamental changes, sell, transfer or otherwise dispose of assets, pay dividends and distributions or repurchase capital stock, prepay, redeem or repurchase certain subordinated indebtedness, make investments, loans and advances, enter into certain transactions with affiliates and enter into agreements which prohibit the Borrowers’ ability and the ability of the Lead Borrower’s restricted subsidiaries to incur liens on assets and make payments to service their debt.

The Senior Secured Credit Agreement contains a financial covenant requiring compliance with a 3.5x maximum ratio of consolidated first lien net indebtedness to consolidated EBITDA, applicable solely to the Revolving Credit Facility and the Term Loan A Facility. The financial covenant will be tested on the last day of any fiscal quarter (commencing with the first full fiscal quarter to occur after the Closing Date).

The Senior Secured Credit Agreement also contains certain customary affirmative covenants and events of default for facilities of this type, including relating to a change of control. If an event of default occurs, the lenders under the Senior Secured Credit Facilities will be entitled to take various actions, including the acceleration of amounts due under the Senior Secured Credit Agreement and all actions permitted to be taken by secured creditors under applicable law.

The Notes

The Notes have been issued under an Indenture, dated as of October 15, 2021, among CBS and CSLS (collectively, the “Issuers”), Conduent (as parent guarantor), the guarantors party thereto and U.S. Bank, National Association (as trustee). The Notes bear interest at a fixed rate of 6.000% per annum, payable in cash semi-annually on each May 1 and November 1, beginning on May 1, 2022. The Notes will mature on November 1, 2029. The summary of the terms of the Indenture contained in this current report on Form 8-K is qualified in its entirety by reference to the terms of the Indenture, a copy of which will be filed with Conduent’s quarterly report on Form 10-Q for the quarter ending September 30, 2021.

Guarantees and security

The obligations of the Issuers under the Indenture and the Notes are guaranteed by Conduent and by the same subsidiaries that guarantee the Senior Secured Credit Agreement as of the Closing Date. The obligations of the Issuers and the guarantors under the Indenture, the Notes and the related guarantees are secured by first-priority liens (the “Note Liens”) on the Collateral, which Note Liens rank pari passu with the Senior Secured Credit Agreement Liens pursuant to a customary Intercreditor Agreement.

The Indenture contains a covenant that requires that if any of the wholly owned restricted subsidiaries of CBS (and non-wholly owned subsidiaries if such non-wholly owned subsidiaries guarantee other capital markets debt securities of an Issuer or subsidiary guarantor) guarantee the payment of certain debt incurred pursuant to a “credit facility debt” exception, such subsidiaries shall also guarantee the Indenture and the Notes.

Certain covenants and events of default

The Indenture requires the Issuers to offer to repurchase the Notes at 101.000% of their principal amount plus accrued and unpaid interest upon the occurrence of certain specified “Change of Control” events. The Indenture also requires the Issuers to offer to repurchase the Notes at 100.000% of their principal amount with the net cash proceeds of certain asset sales (subject to customary reinvestment provisions and other customary exceptions).

The Indenture otherwise contains restrictive covenants that restrict substantially similar activities by CBS and its restricted subsidiaries as those restricted under the covenants applicable to the Term Loan B Facility, subject to exceptions. Most of the restrictive covenants will be suspended during any period in which the Notes are rated above “investment grade” by either S&P or Moody’s.

The Indenture also contains certain customary affirmative covenants and events of default for indentures of this type. If an event of default occurs, the trustee or holders of 30% of the outstanding principal amount of Notes will be entitled to take various actions, including the acceleration of amounts due under the Notes and the Indenture and all actions permitted to be taken by secured creditors under applicable law.

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Optional redemption

Except as set forth below, the Issuers will not be entitled to redeem the Notes at their option prior to November 1, 2024 (the “First Call Date”).

At any time prior to the First Call Date, the Issuers may, at their option and on one or more occasions, redeem all or a part of the Notes at a price equal to the principal amount of the Notes, plus a make-whole premium, plus accrued and unpaid interest.

At any time on and after the First Call Date, the Issuers may, at their option and on one or more occasions, redeem all or a part of the Notes at certain specified redemption prices, beginning at 103.000% and declining yearly to 101.500% and par. In addition, at any time prior to the First Call Date, the Issuers may, at their option and on one or more occasions, redeem an aggregate principal amount of Notes not to exceed the amount of the net cash proceeds received by CBS from one or more equity offerings or a contribution to the CBS’s common equity capital made with the net cash proceeds of one or more equity offerings at a redemption price equal to 106.000%, subject to certain conditions.

ITEM 1.02	Termination of a Material Definitive Agreement

The Prior Credit Agreement was terminated on the Closing Date as a result of being refinanced in full using the net proceeds of the Notes and the Senior Secured Credit Facilities.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosures contained in Item 1.01 of this current report on Form 8-K are hereby incorporated by reference in this Item 2.03 as if fully set forth herein.

ITEM 8.01	Other Events

On October 18, 2021, Conduent issued the press release attached to this current report on Form 8-K as Exhibit 99.1, which is incorporated by reference in this Item 8.01 as if fully set forth herein.

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ITEM 9.01	Financial Statements and Exhibits
Exhibit 99.1	Press Release, dated October 18, 2021.

The information in this Current Report on Form 8-K may contain forward-looking statements which are deemed to be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Litigation Reform Act”). These forward-looking statements and other information are based on the Company’s beliefs as well as assumptions made by the Company using information currently available. The words “anticipate,” “believe,” “estimate,” “expect,” “plan,” “intend,” “will,” “aim,” “should,” could,” “forecast,” “target,” “may,” “continue to,” “if,” “growing,” “projected,” “potential,” “likely,” and similar expressions, as they relate to the Company, are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. In addition, all statements regarding the anticipated effects of the novel coronavirus, or COVID-19, pandemic and the responses thereto, including the pandemic’s impact on general economic and market conditions, as well as on the Company’s business, customers, and markets, results of operations and financial condition and anticipated actions to be taken by management to sustain the Company’s business during the economic uncertainty caused by the pandemic and related governmental and business actions, as well as other statements that are not strictly historical in nature, are forward looking. These statements reflect the Company’s current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied herein as anticipated, believed, estimated, expected or intended or using other similar expressions.

In accordance with the provisions of the Litigation Reform Act, the Company is making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements contained herein, any exhibits hereto and other public statements the Company makes. The Company’s actual results may vary materially from those expressed or implied in its forward-looking statements. These forward-looking statements are also subject to the significant continuing impact of the COVID-19 pandemic on the Company’s business, operations, financial results and financial condition, which is dependent on developments which are highly uncertain and cannot be predicted.

Important factors and uncertainties that could cause the Company’s actual results to differ materially from those in its forward-looking statements include, but are not limited to: the significant continuing effects of the ongoing COVID-19 pandemic on the Company’s business, operations, financial results and financial condition, which is dependent on developments which are highly uncertain and cannot be predicted; government appropriations and termination rights contained in the Company’s government contracts; its ability to renew commercial and government contracts, including contracts awarded through competitive bidding processes; its ability to recover capital and other investments in connection with its contracts; its reliance on third party providers; its ability to deliver on its contractual obligations properly and on time; changes in interest in outsourced business process services; risk and impact of geopolitical events, natural disasters and other factors (such as pandemics, including coronavirus) in a particular country or region on the Company’s workforce, customers and vendors; claims of infringement of third party intellectual property rights; the Company’s ability to estimate the scope of work or the costs of performance in its contracts; the loss of key senior management and the Company’s ability to attract and retain necessary technical personnel and qualified subcontractors; increases in the cost of telephone and data services or significant interruptions in such services; the Company’s failure to develop new service offerings and protect its intellectual property rights; the Company’s ability to modernize its information technology infrastructure and consolidate data centers; the failure to comply with laws relating to individually identifiable information and personal health information; the failure to comply with laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; breaches of the Company’s information systems or security systems or any service interruptions; the Company’s ability to comply with data security standards; changes in tax and other laws and regulations; risk and impact of potential goodwill and other asset impairments; the Company’s significant indebtedness; the Company’s ability to obtain adequate pricing for its services and to improve its cost structure; the Company’s ability to collect its receivables, including those for unbilled services; a decline in revenues from, or a loss of, or a reduction in business from or failure of significant clients; fluctuations in the Company’s non-recurring revenue; the Company’s failure to maintain a satisfactory credit rating; the Company’s ability to receive dividends or other payments from its subsidiaries; developments in various contingent liabilities that are not reflected on the Company’s balance sheet, including those arising as a result of being involved in a variety of claims, lawsuits, investigations and proceedings; conditions abroad, including local economics, political environments, fluctuating foreign currencies and shifting regulatory schemes; changes in government regulation and economic, strategic, political and social conditions; changes in the volatility of the Company’s stock price and the risk of litigation following a decline in the price of the Company’s stock; and other factors that are set forth in the “Risk Factors” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of the Company’s 2020 Annual Report on Form 10-K, as well as in our Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (SEC) and any Current Report on Form 8-K. Any forward-looking statements made by the Company herein and any other public statements the Company makes speak only as of the date on which they are made. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, subsequent events or otherwise, except as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 18, 2021

Conduent Incorporated

By:	/s/ Kevin Ciaglo
Name:	Kevin Ciaglo
Title:	Assistant Secretary

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